UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2023

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Ebix Way, Johns Creek, Georgia	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	EBIX	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective on November 15, 2023, Ebix, Inc. (the “Company” or “Ebix”) entered into an Amended and Restated Forbearance Agreement (the “Agreement”), of the original Forbearance Agreement entered into on September 29, 2023 (the “Existing Agreement”), with certain subsidiaries of the Company as guarantors (the “Guarantors”) and lender parties thereto (the “Lenders”), Regions Bank, as administration agent and collateral agent (collectively, the “Agent”), relating to the credit agreement dated as of August 5, 2014 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”).

Pursuant to the Agreement, the Agent and the Lenders have agreed that, during the period from the Existing Forbearance Effective Date (as defined in the Agreement) to the earlier of (x) 11:59 p.m. New York City time, on December 17, 2023, and (y) the date on which any termination event, as set forth in the Agreement, has occurred, the Lenders will forbear from exercising any of their respective rights and remedies with respect to certain specified defaults and event of defaults as set forth in the Agreement.

The Agreement mandates that by November 30, 2023, the Company shall have delivered certain agreements and reports to the Agent and Lenders.

The foregoing description of the Agreement is a summary only and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amended and Restated Forbearance Agreement, dated as of November 15, 2023, by and among the Company, the Guarantors, the Lenders and the Agent

104	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023

EBIX, INC.

By:	/s/ Amit Kumar Garg
Name:	Amit Kumar Garg
Title:	Chief Financial Officer